Cash and Cash Equivalents and Short-term Investments	12 Months Ended
Dec. 31, 2017
Cash, Cash Equivalents, and Short-term Investments [Abstract]
Cash and Cash Equivalents and Short-term Investments
Cash and cash equivalents and short-term investments
Cash and cash equivalents at December 31, 2017 include deposits with financial institutions that have investment grade credit ratings of EUR 42.1 million (2016: EUR 100.0 million), investments in money market funds that invest in debt securities of financial institutions that have investment grade credit ratings and governments of EUR 1,329.4 million (2016: EUR 2,152.0 million) and interest-bearing bank accounts of EUR 887.5 million (2016: EUR 654.9 million). Our cash and cash equivalents are predominantly denominated in euros and partly in US dollars and Taiwanese dollars.
Cash and cash equivalents have insignificant interest rate risk and remaining maturities of three months or less at the date of acquisition. At December 31, 2017 no restrictions on usage of cash and cash equivalents exist (2016: EUR 5.4 million subject to restrictions). The carrying amount of these assets approximates their fair value.
Short-term investments have insignificant interest rate risk and remaining maturities longer than three months but less than one year at the date of acquisition.
Short-term investments consist of the following:

As of December 31, 2017
(in millions)	Cost basis	Unrealized Gains	Unrealized Losses	Recorded Basis

Deposits	1,029.3	—	—	1,029.3
Total	1,029.3	—	—	1,029.3

As of December 31, 2016
(in millions)	Cost basis	Unrealized Gains	Unrealized Losses	Recorded Basis

Deposits	1,150.0	—	—	1,150.0
Total	1,150.0	—	—	1,150.0